                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 4, 2002

                               KOGER EQUITY, INC.
            -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    FLORIDA
            -------------------------------------------------------
                 State or Other Jurisdiction of Incorporation)


        1-9997                                            59-2898045
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(Commission File Number)                      (IRS Employer Identification No.)

       433 PLAZA REAL, SUITE 335
          BOCA RATON, FLORIDA                                          33432
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Reports)

ITEM 9.  REGULATION FD DISCLOSURE

Koger Equity, Inc. announced the acquisition of the limited partnership interests in Koger-Vanguard Partners, L.P. of which it is the general partner for approximately $16.5 million as more particularly described in its News Release, dated January 4, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
-------     ----------------------

 99         Koger Equity, Inc. News Release, dated January 4, 2002.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             KOGER EQUITY, INC.


Dated:  January 4, 2002                      By:  /s/ Robert E. Onisko
                                                -------------------------------
                                                       Robert E. Onisko
                                             Title:  Chief Financial Officer

                                 EXHIBIT INDEX

The following designated exhibit is filed herewith:


EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
-------     ----------------------

 99         Koger Equity, Inc. News Release, dated January 4, 2002.


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